497(e)
                                                                       333-13705

AXA Equitable Life Insurance Company

SUPPLEMENT DATED JULY 20, 2009 TO THE CURRENT PROSPECTUS FOR EQUI-VEST(R) AT RETIREMENT(SM)
--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information, (together the "Prospectus"). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this Supplement is to provide you with information regarding the variable investment options that are available for all EQUI-VEST(R) At Retirement(SM contracts issued on and after July 20, 2009. Effective July 20, 2009, the variable investment options described in your Prospectus are not available. The guaranteed interest option and the fixed maturity options described in your Prospectus will continue to be available.

Because of the changes to the variable investment options available under the contract, certain features described in your Prospectus will not be available. We detail those changes in this Supplement.


CHANGES TO THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER EQUI-VEST(R) AT RETIREMENT(SM)

Effective July 20, 2009, your EQUI-VEST(R) At Retirement(SM) contract allows you to invest in one or more of the variable investment options described in this Supplement. These variable investment options invest in corresponding portfolios of the EQ Advisors Trust. Below is a brief description of these Portfolios.

AXA BALANCED STRATEGY. This Portfolio seeks long-term capital appreciation and current income. The Portfolio invests approximately 50% of its assets in equity investments and 50% of its assets in fixed income investments through investments in underlying portfolios.

AXA CONSERVATIVE GROWTH STRATEGY. This Portfolio seeks current income and growth of capital, with a greater emphasis on current income. The Portfolio invests approximately 60% of its assets in fixed income investments and approximately 40% of its assets in equity investments through investments in underlying portfolios.

AXA CONSERVATIVE STRATEGY. This Portfolio seeks a high level of current income. The Portfolio invests approximately 80% of its assets in fixed income investments and approximately 20% of its assets in equity investments through investments in underlying portfolios.

You should consider the investment objectives, risks and charges and expenses of the Portfolios carefully before investing. Please see the prospectus for the EQ Advisors Trust for more detailed information about the Portfolios.

                              ------------------

Please note that from here forward, the section headings in this Supplement correspond to the section headings in your Prospectus.


WHAT IS EQUI-VEST(R) AT RETIREMENT(SM)?


1. The variable investment options shown on the cover page of the Prospectus are not available. You may select from one or more of the following variable investment options:

       o  AXA Balanced Strategy

       o  AXA Conservative Growth Strategy

       o  AXA Conservative Strategy

Throughout your Prospectus, all references to "the variable investment options" should be considered references to these three variable investment options. All references to individual portfolios previously available in the product should be disregarded, as they are not available.


2. If you elect the Guaranteed withdrawal benefit for life, your investment options will be limited to the guaranteed interest option and the three variable investment options described in this Supplement. Please disregard all references to the "permitted variable investment options" throughout your Prospectus.


Form #888-557 (6/09)                    x02691//EQUI-VEST(R) At Retirement(SM)
NB ONLY                                                     CAT #142515 (6/09)

FEE TABLE


1. The Portfolio operating expense tables (and corresponding footnotes) in your Prospectus are deleted and replaced with the following tables and footnotes:

--------------------------------------------------------------------------------
Portfolio operating expenses expressed as an annual percentage of daily net assets
--------------------------------------------------------------------------------

Estimated Total Annual Portfolio Operating Expenses      Lowest      Highest
(expenses that are deducted from Portfolio assets        ------      -------
including management fees, 12b-1 fees, service fees,     1.16%       1.22%
and/or other expenses)(3)

This table shows the estimated fees and expenses as an annual percentage of each portfolio's daily average net assets.

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Acquired         Total           Fee
                                                                           Fund Fees        Annual        Waivers     Net Annual
                                                                              and          Expenses       and/or       Expenses
                                                                           Expenses         (Before       Expense       (After
                                     Management   12b-1       Other      (Underlying       Expense       Reimburse-     Expense
 Portfolio Name                       Fees(4)     Fees(5)   expenses(6)   Portfolios)(7)   Limitations)    ments(8)    Limitations)
------------------------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
------------------------------------------------------------------------------------------------------------------------------------
AXA Balanced Strategy              0.10%         0.25%     0.25%           0.62%            1.22%          (0.17)%      1.05%
AXA Conservative Growth Strategy   0.10%         0.25%     0.25%           0.60%            1.20%          (0.20)%      1.00%
AXA Conservative Strategy          0.10%         0.25%     0.25%           0.56%            1.16%          (0.21)%      0.95%
------------------------------------------------------------------------------------------------------------------------------------

(3) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts. See the prospectus for the EQ Advisors Trust for more detailed information about these portfolios.


(4) The management fees for each portfolio cannot be increased without a vote of that portfolio's shareholders. See footnote (8) for any expense limitation agreement information.


(5) Portfolio shares are subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The maximum annual distribution and/or service (12b-1) fee for Class IB shares is 0.50% of the average daily net assets attributable to those shares. Under an arrangement approved by the Trust's Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to Class IB shares of the portfolios. These arrangements will be in effect at least until April 30, 2010.


(6) Other expenses shown are estimated for the current fiscal period. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (8) for any expense limitation agreement information.


(7) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests.


(8) The amounts shown reflect any fee waivers and/or expense reimbursements that apply to each portfolio. AXA Equitable, the investment manager of the EQ Advisors Trust, has entered into an expense limitation agreement with respect to certain portfolios, which are effective through April 30, 2010
    (unless the Board of Trustees of the EQ Advisors Trust consents to an earlier revision or termination of this arrangement). Under the agreement, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits such portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the portfolio invests and extraordinary expenses) to not more than the amounts specified in the agreements. Therefore, each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. See the prospectuses for the EQ Advisors Trust for more information about the arrangement.


2.  EXAMPLE

    The table in the Example in your Prospectus is deleted and replaced with the following table:


------------------------------------------------------------------------------------------------------------------------------------
                                                 If you annuitize at the end of the        If you surrender or do not surrender your
                                                        applicable time                         contract at the end of the
                                                           period                                 applicable time period
  ----------------------------------------------------------------------------------------------------------------------------------
  Portfolio Name                                1 year    3 years    5 years    10 years    1 year    3 years    5 years    10 years
  ----------------------------------------------------------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST:
  ----------------------------------------------------------------------------------------- ----------------------------------------
  AXA Balanced Strategy Allocation               N/A      $1,574     $2,446      $4,844     $397      $1,224     $2,096     $4,494
  AXA Conservative Growth Strategy Allocation    N/A      $1,567     $2,435      $4,825     $395      $1,217     $2,085     $4,475
  AXA Conservative Strategy Allocation           N/A      $1,555     $2,415      $4,786     $391      $1,205     $2,065     $4,436
  ----------------------------------------------------------------------------------------------------------------------------------

3.  CONDENSED FINANCIAL INFORMATION

    The information shown in Appendix I is deleted in its entirety. Because the variable investment options described in this Supplement have not yet been made available under the EQUI-VEST(R) At Retirement(SM) contracts, no class of accumulation units have yet been derived for these variable invest-ment options.

CONTRACT FEATURES AND BENEFITS


1.  WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

    As described earlier in this Supplement, if you elect the Guaranteed withdrawal benefit for life, your investment options will be limited to the guaranteed interest option and the variable investment options described in this Supplement. Please disregard all references to the "permitted variable investment options" throughout the Prospectus.

2.  PORTFOLIOS OF THE TRUSTS

    The information in this section of the Prospectus is deleted in its entirety and replaced with the following:

        The AXA Strategic Allocation Portfolios offer contract owners a convenient way to invest in other portfolios that are managed by and have been selected for inclusion in the AXA Strategic Allocation Portfolios by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating their account value to such Portfolios is consistent with their desired investment objectives. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Strategic Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features, including those optional benefits that restrict allocations to the AXA Strategic Allocation Portfolios. See "Allocating your contributions" in "Contract features and benefits" in your Prospectus for more information about your role in managing your allocations.

    AXA Equitable serves as the investment manager of the portfolios of the EQ Advisors Trust. The chart below shows the currently available Portfolios and their investment objectives.

-------------------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name                 Objective
-------------------------------------------------------------------------------------------------------
  AXA BALANCED STRATEGY       Seeks long-term capital appreciation and current income.
-------------------------------------------------------------------------------------------------------
  AXA CONSERVATIVE GROWTH     Seeks current income and growth of capital, with a greater
    STRATEGY                  emphasis on current income.
-------------------------------------------------------------------------------------------------------
  AXA CONSERVATIVE STRATEGY   Seeks a high level of current income.
-------------------------------------------------------------------------------------------------------

3.   GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT
     BASE

     In the subsection, "6% Roll-Up to age 85 (used for the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit AND for the Guaranteed minimum income benefit)", the following replaces the second set of bulleted statements:

        The effective annual roll-up rate credited to this benefit base is 6% with respect to the variable investment options. The effective annual roll-up rate may be 4% in some states. Please see Appendix V to see what applies in your state.

     The 3% effective annual roll-up rate still applies to the fixed maturity options, the guaranteed interest option and the loan reserve account under TSA (if applicable).


4.   GUARANTEED MINIMUM INCOME BENEFIT OPTION ("GMIB")

     In the subsection, "Illustrations of Guaranteed minimum income benefit", the reference to the EQ/Intermediate Government Bond Index, EQ/Money Market and EQ/Short Duration Bond variable investment options should be deleted.


5.   GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")

     The last sentence of the first paragraph of this section is deleted. If you elect the Guaranteed withdrawal benefit for life, your investment options will be limited to the guaranteed interest option and the three variable investment options described in this Supplement.


TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS


1.   DISRUPTIVE TRANSFER ACTIVITY

     Effective July 20, 2009, your EQUI-VEST(R) At Retirement(SM) contract allows you to invest in one or more of the variable investment options described in this Supplement. These variable investment options invest in corresponding portfolios of the EQ Advisors Trust. In this section, all references to the AXA Premier VIP Trust should be disregarded.

2.   DOLLAR COST AVERAGING

     Our general dollar cost averaging program is no longer available. All references in this section and throughout your Prospectus are deleted.

     In the subsection "Investment simplifier," all references to AXA Allocation portfolios and the EQ/Franklin Templeton Founding Strategy Core portfolio are deleted. The variable investment options described in this Supplement are available under both the fixed-dollar and interest sweep options.


3.   REBALANCING YOUR ACCOUNT VALUE

     Our rebalancing program is no longer available. Throughout your Prospectus, all references to the rebalancing program should be disregarded.


CHARGES AND EXPENSES


1.   CHARGES THAT THE TRUSTS DEDUCT

     The first bulleted statement in this section is deleted and replaced with the following:

       o  Management fees of 0.10.

     Please note that the variable investment options available under the contract invest in portfolios of the EQ Advisors Trust. Portfolios of the AXA Premier VIP Trust are no longer available under the contract.


APPENDIX I: CONDENSED FINANCIAL INFORMATION

As discussed earlier in this Supplement, Appendix I is deleted in its entirety.



APPENDIX III: ENHANCED DEATH BENEFIT EXAMPLE

In the second paragraph, the reference to the EQ/Intermediate Government Bond Index, EQ/Money Market and EQ/Short Duration Bond variable investment options are deleted.


APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

The hypothetical illustrations in the prospectus are deleted are replaced with the following:


ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS

The following tables illustrate the changes in account value, cash value and the values of the "greater of 6% Roll-Up to Age 85 or the Annual Ratchet to age 85" guaranteed minimum death benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for an EQUI-VEST(R) At Retirement(SM) contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.49%), 3.51% for the EQUI-VEST(R) At Retirement(SM) contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges but they do not reflect the charges we deduct from your account value annually for the optional Guaranteed minimum death benefit and the Guaranteed minimum income benefit features. If the net annual rates of return did reflect these charges, the net annual rates of return would be lower; however, the values shown in the following tables reflect the following contract charges: the greater of 6% Roll-Up to age 85 and the Annual Ratchet to age 85 Guaranteed minimum death benefit charge, the Guaranteed minimum income benefit charge. The values shown under "Lifetime annual guaranteed minimum income benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.10%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.84% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of contract values among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.

Variable deferred annuity
EQUI-VEST(R) At Retirement(SM)
$100,000 Single contribution and no withdrawals
Male, issue age 60
Benefits:
   Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85 Guaranteed minimum death benefit

                                                           Greater of 6%
                                                              Roll-Up
                                                         to age 85 or the
                                                              Annual                                     Lifetime Annual
                                                         Ratchet to age 85                      Guaranteed Minimum Income Benefit
                                                            Guaranteed                          ----------------------------------
                                                           Minimum Death                           Guaranteed       Hypothetical
                   Account Value        Cash Value            Benefit       Total Death Benefit      Income            Income
       Contract ------------------- ------------------- ------------------- ------------------- ----------------- ----------------
 Age     Year       0%        6%        0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- --------- --------- --------- --------- --------- --------- -------- -------- -------- -------
 60        1     100,000  100,000    100,000  100,000    100,000  100,000    100,000  100,000      N/A      N/A      N/A      N/A
 61        2      96,182  102,182     96,182  102,182    106,000  106,000    106,000  106,000      N/A      N/A      N/A      N/A
 62        3      92,379  104,360     92,379  104,360    112,360  112,360    112,360  112,360      N/A      N/A      N/A      N/A
 63        4      88,587  106,531     88,587  106,531    119,102  119,102    119,102  119,102      N/A      N/A      N/A      N/A
 64        5      84,800  108,689     84,800  108,689    126,248  126,248    126,248  126,248      N/A      N/A      N/A      N/A
 65        6      81,013  110,827     81,013  110,827    133,823  133,823    133,823  133,823      N/A      N/A      N/A      N/A
 66        7      77,220  112,940     77,220  112,940    141,852  141,852    141,852  141,852      N/A      N/A      N/A      N/A
 67        8      73,415  115,021     73,415  115,021    150,363  150,363    150,363  150,363      N/A      N/A      N/A      N/A
 68        9      69,592  117,063     69,592  117,063    159,385  159,385    159,385  159,385      N/A      N/A      N/A      N/A
 69       10      65,745  119,056     65,745  119,056    168,948  168,948    168,948  168,948      N/A      N/A      N/A      N/A
 74       15      45,907  127,965     45,907  127,965    226,090  226,090    226,090  226,090   14,266   14,266   14,266   14,266
 79       20      24,350  133,990     24,350  133,990    302,560  302,560    302,560  302,560   20,393   20,393   20,393   20,393
 84       25           0  135,046          0  135,046          0  404,893          0  404,893   34,821   34,821   34,821   34,821
 89       30           0  143,432          0  143,432          0  429,187          0  429,187      N/A      N/A      N/A      N/A
 94       35           0  156,596          0  156,596          0  429,187          0  429,187      N/A      N/A      N/A      N/A
 95       36           0  159,512          0  159,512          0  429,187          0  429,187      N/A      N/A      N/A      N/A

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a policy would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.





   Copyright 2009 AXA Equitable Life Insurance Company. All rights reserved.

EQUI-VEST(R) At Retirement(SM) is issued by and is a registered service mark of
                     AXA Equitable Life Insurance Company.

Co-distributed by affiliates AXA Advisors, LLC and/or AXA Distributors, LLC,
                         1290 Avenue of the Americas,
                              New York, NY 10104.

                      AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                  212-554-1234